UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report March 30, 2005
                        (Date of earliest event reported)

                              METRIS COMPANIES INC.
             (Exact name of registrant as specified in its charter)


         Delaware                   1-12351                   41-1849591
(State or other jurisdiction      (Commission               (IRS Employer
       of incorporation)          file number)             identification No.)


              10900 Wayzata Boulevard, Minnetonka, Minnesota 55305
                    (Address of principal executive offices)

                  Registrant's telephone number (952) 525-5020

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01.  Other Events

On March 30, 2005, Metris Companies Inc. (Registrant) announced that Metris Receivables, Inc. ("MRI"), its wholly-owned subsidiary, will issue $544.35 million of two-year credit card asset-backed securities through the Metris Master Trust. The securitization transaction features three classes of publicly issued securities (Class A, Class M and Class B), and two privately issued classes (Class C and Class D). MRI is expected to receive the proceeds on April 6, 2005, the closing date.

On March 31, 2005, Metris Companies Inc. (Registrant) announced that it had notified the administrative agent of its senior secured credit agreement, which is due May 2007, that Metris intends to make an optional prepayment of $75 million to its lenders. The payment will be made on Friday, April 1, 2005.

Item 9.01  Financial Statements and Exhibits

Metris Companies Inc. Press Release dated March 30, 2005 announcing that Metris Receivables, Inc. ("MRI"), its wholly-owned subsidiary, will issue $544.35 million of two-year credit card asset-backed securities through the Metris Master Trust.

Metris Companies Inc. Press Release dated March 31, 2005 announcing that Metris Companies Inc. had notified the administrative agent of its senior secured credit agreement, which is due May 2007, that Metris intends to make an optional prepayment of $75 million to its lenders.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              METRIS COMPANIES INC.


Dated:  April 1, 2005         By:/s/David D. Wessekink
                                    David D. Wesselink
                                    Chairman and CEO



                                  EXHIBIT INDEX

Exhibit No.       Description

99.1 Metris Companies Inc. Press Release dated March 30, 2005 announcing that Metris Receivables, Inc. ("MRI"), its wholly-owned subsidiary, will issue $544.35 million of two-year credit card asset-backed securities through the Metris Master Trust.

99.2 Metris Companies Inc. Press Release dated March 31, 2005 announcing that Metris Companies Inc. had notified the administrative agent of its senior secured credit agreement, which is due May 2007, that Metris intends to make an optional prepayment of $75 million to its lenders.